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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 29, 1999


                              FRITZ COMPANIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                      0-20548                 94-3083515
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(STATE OR OTHER JURISDICTION       (COMMISSION FILE           (IRS EMPLOYER
      OF INCORPORATION)                 NUMBER)              IDENTIFICATION NO.)



706 MISSION STREET, SAN FRANCISCO, CALIFORNIA                      94103
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (415) 904-8360



                                  INAPPLICABLE
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         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

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Item 5.     Other Events

            On October 21, 1999, the Company issued a press release announcing among other things the resignation of Dennis L. Pelino, President and Director. A copy of the press release is attached as Exhibit 1.

Item 7.     Financial Statement and Exhibits

            (c)   See the attached Exhibit Index.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FRITZ COMPANIES, INC.



                                    By__________________________________________
                                                   Lynn C. Fritz
                                     Chairman of the Board and Chief Executive
                                       Officer (Principal Executive Officer)


Dated:  October 29, 1999




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                                  EXHIBIT INDEX

NUMBER            EXHIBIT                                               PAGE
------            -------                                               ----
1                 Press release dated October 21, 1999.                   5



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